EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pumatech, Inc. (the “Company”) on Form 10-K for the year ending July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Keith Kitchen, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 28, 2003

/s/ J. KEITH KITCHEN
J. Keith Kitchen
Vice President of Finance and Administration and Chief Accounting Officer

*	A signed original of this written statement required by Section 906 has been provided to and will be retained by Pumatech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.